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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                           --------------
                              FORM 8-K



                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                   Date of Report:  March 4, 1998

                           INTERFACE, INC.
       (Exact name of registrant as specified in its charter)


Georgia                       0-12016                  58-1451243
--------------------------------------------------------------------
(State of Incorporation)  (Commission File No.)     (IRS Employer
                                                 Identification No.)


 2859 Paces Ferry Road, Suite 2000,                       30339
 Atlanta, Georgia
-----------------------------------                     --------
(Address of principal executive                        (Zip Code)
               offices)


                             (770) 437-6800
                     -------------------------------
                     (Registrant's telephone number,
                           including area code)

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ITEM 5.  OTHER EVENTS.

     PRESS RELEASE CONCERNING RIGHTS AGREEMENT

     On March 4, 1998, Interface, Inc. (the "Company") issued a press release concerning the Company's implementation of a rights agreement. A copy of such press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial Statement of Businesses Acquired.  None.

     (b)  Pro Forma Financial Information.  None.

     (c)  Exhibits.

     The following exhibits are filed herewith:

     4.1  Composite Articles of Incorporation of the
          Company **

     4.3  Rights Agreement between the Company and Wachovia Bank,
          N.A., dated as of March 16, 1998 *

     99.1 Press Release dated March 4, 1998 **

___________________________
*    Incorporated by reference to the Company's Registration
Statement on Form 8-A under the Securities Exchange Act of 1934, filed on March 4, 1998.

**   Filed herewith.

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                            SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERFACE, INC.
                                    (Registrant)


Date: March 4, 1998                 By: /s/ Keith E. Wright
                                       Name: Keith E. Wright
                                       Title: Assistant Treasurer

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                          EXHIBIT INDEX


Exhibit Number                               Description

4.1**                              Composite Articles
                                   of Incorporation of the
                                   Company

4.3*                               Rights Agreement between the
                                   Company and Wachovia Bank,
                                   N.A., dated as of March 16,
                                   1998

99.1**                             Press Release dated March 4, 1998

___________________________
*    Incorporated by reference to the Company's Registration
Statement on Form 8-A under the Securities Exchange Act of 1934, filed on March 4, 1998.

**   Filed herewith.